UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                            _____________________

                                  FORM 8-K
                            _____________________


            CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                         COMMISSION FILE NO.: 0-24185

                         Date of Report: July 31, 2006


                   CHINA AOXING PHARMACEUTICAL COMPANY, INC.
            -----------------------------------------------------
            (Exact name of registrant as specified in its charter)

            Florida                                    65-0636168
      --------------------------------------------------------------------
      (State of other jurisdiction of                 (IRS Employer
       incorporation or organization)                  Identification No.)

           100 Wall Street, 15th Floor, New York, NY       10005
      --------------------------------------------------------------------
           (Address of principal executive offices)      (Zip Code)


                            (212) 232-0120 ext. 221
             ---------------------------------------------------
             (Registrant's telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01  Completion of Disposition of Assets

On July 31, 2006 the Registrant sold the entire equity interest in the following entities, each of which is a corporation organized under the laws of the Republic of Costa Rica:

           Hotelera Cal Tico, S.A.
           Hotelero del Sol Marino FM, S.A.
           Sociedad Protectora De La Fuana y Flora Maritima De Mal Pais, S.A. Ecoprojecto San Luis, S.A.
           Confluencia San Luis, S.A.
           Corporacion Muxia, S.A.

The purchasers were Richard Wm. Talley, Michael Caggiano and P. James Voloshin, each of whom was a member of the Registrant's Board of Directors until April 18, 2006. The purchase occurred after the purchasers exercised an option to purchase the entities that was given to them on March 13, 2006. The purchase price was $300,000. The purchasers obtained the funds by selling shares of the Registrant's common stock to Warner Technology & Investment Corp.

Item 9.01  Financial Statements and Exhibits

Financial Statements

Pro Forma Financial Statements - annexed hereto.


                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                China Aoxing Pharmaceutical Company, Inc.


Dated:  August 3, 2006          By: /s/ Zhenjiang Yue
                                -----------------------------------------
                                Zhenjiang Yue, Chief Executive Officer

                *         *         *         *         *

                CHINA AOXING PHARMACEUTICAL COMPANY, INC.

          Unaudited Pro Forma Condensed Financial Statements

The following unaudited pro forma condensed financial statements give effect to sale by China Aoxing Pharmaceutical Company, Inc. on July 31, 2006 of the
following subsidiaries:   Hotelera Cal Tico, S.A., Hotelero del Sol Marino FM,
S.A., Sociedad Protectora De La Fuana y Flora Maritima De Mal Pais, S.A., Ecoprojecto San Luis, S.A., Confluencia San Luis, S.A., and Corporacion Muxia, S.A.

The columns within the pro forma condensed financial statements, from right to left, provide the following information:

     China Aoxing Pharmaceutical Co., Inc. presents the historical balance sheet and operating results of Ostar Pharmaceutical, Inc., which was merged into a subsidiary of the Registrant on April 18, 2006 in a transaction accounted for as a reverse merger.

     Central American Equities Corp and Subsidiaries presents the historical balance sheet and operating results of the Registrant prior to the reverse merger with Ostar Pharmaceutical, Inc.

     Proforma Adjustments presents the adjustments required to reflect the sale of the six subsidiaries on July 31, 2006.

     Proforma presents the balance sheets and operating statements of the Registrant, taking into account the Proforma Adjustments.

The unaudited proforma statements of operations give effect to the sale of the subsidiaries as if it had happened on July 1, 2004.

Management believes that the assumptions used provide a reasonable basis on which to present the unaudited pro forma financial data. The unaudited pro forma financial data may not be indicative of the financial condition or results that would have occurred if the transaction had been in effect on the dates indicated or which may be obtained in the future.

                     CHINA AOXING PHARMACEUTICAL CO., INC.

                                MARCH 31, 2006

                           PROFORMA BALANCE SHEETS
                                   (U.S. $)
                                                  Central
                                                  American
                                                  Equities       China Aoxing
                                     Proforma     Corp. And      Pharmaceutical
                         Proforma    Adjustments  Subsidiaries   Co., Inc.
                         ------------------------------------------------------
ASSETS
CURRENT ASSETS:
 Cash and cash
  equivalents            $   71,672 $   (19,511)   $   19,511     $     71,672
  Accounts receivable             -    (107,767)      107,767                -
  Inventory                       -     (33,497)       33,497                -
  Other receivables          72,343           -             -           72,343
  Prepaid expenses and
   sundry current assets     56,204        (155)          155           56,204
                         -----------------------------------------------------
 TOTAL CURRENT ASSETS       200,220    (160,930)      160,930          200,220

PROPERTY AND EQUIPMENT,
 NET OF ACCUMULATED
 DEPRECIATION            17,884,118  (5,286,723)    5,286,723       17,884,118
                         -----------------------------------------------------
TOTAL ASSETS            $18,084,338 $(5,447,653)   $5,447,653     $ 18,084,338
                         =====================================================

LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES:
 Accounts payable       $   793,119 $  (114,809)   $  114,809     $    793,119
 Due to stockholders         69,164    (184,596)      184,596           69,164
 Due to officers             39,931           -             -           39,931
 Current portion of
  long-term debt          3,235,763     (88,000)       88,000        3,235,763
 Accrued expenses and
  sundry current
  liabilities             1,176,994    (218,223)      218,223        1,176,994
                         -----------------------------------------------------
 TOTAL CURRENT
  LIABILITIES             5,314,971    (605,628)      605,628        5,314,971

LONG-TERM DEBT            7,870,370     (68,661)       68,661        7,870,370
                         -----------------------------------------------------
TOTAL LIABILITIES        13,185,341    (674,289)      674,289       13,185,341

STOCKHOLDERS' EQUITY
 Common stock             7,240,693      (2,142)        2,142        7,240,693
 Additional paid in
  capital                         - (10,422,738)   10,422,738                -
 Other comprehensive
  income                    173,612     (60,320)       60,320          173,612
 Deficit accumulated
  during development
  stage                  (2,515,308)  5,711,836    (5,711,836)      (2,515,308)
                         -----------------------------------------------------
 TOTAL STOCKHOLDERS'
  EQUITY                  4,898,997  (4,773,364)    4,773,364        4,898,997
                         -----------------------------------------------------
TOTAL LIABILITIES AND
 STOCKHOLDERS' EQUITY   $18,084,338 $(5,447,653)  $ 5,447,653     $ 18,084,338
                         =====================================================

                   CHINA AOXING PHARMACEUTICAL CO., INC.

                               JUNE 30, 2005

                         PROFORMA BALANCE SHEETS
                                  (U.S. $)
                                                  Central
                                                  American
                                                  Equities       China Aoxing
                                     Proforma     Corp. And      Pharmaceutical
                         Proforma    Adjustments  Subsidiaries   Co., Inc.
                         ------------------------------------------------------
ASSETS
CURRENT ASSETS:
 Cash and cash
  equivalents            $ 36,993   $  (115,806)  $  115,806     $    36,993
 Accounts receivable            -       (93,013)      93,013               -
 Inventory                      -       (23,794)      23,794               -
 Other receivables          7,529             -            -           7,529
 Prepaid expenses and
  sundry current assets   135,953          (868)         868         135,953
                       -----------------------------------------------------
 TOTAL CURRENT ASSETS     180,475      (233,481)     233,481         180,475

PROPERTY AND EQUIPMENT,
 NET OF ACCUMULATED
 DEPRECIATION          17,513,036    (5,430,644)   5,430,644      17,513,036
                       -----------------------------------------------------
TOTAL ASSETS          $17,693,511   $(5,664,125)  $5,664,125     $17,693,511
                       =====================================================

LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES:
 Accounts payable     $   759,023   $   (72,366)  $   72,366     $   759,023
 Due to stockholders       20,551             -            -          20,551
 Due to officers           19,412       (90,315)      90,315          19,412
 Current portion of
  long-term debt          511,676       (88,000)      88,000         511,676
 Accrued expenses and
  sundry current
  liabilities             525,348      (139,340)     139,340         525,348
                       -----------------------------------------------------
 TOTAL CURRENT
  LIABILITIES           1,836,010      (563,197)     563,197       1,836,010

LONG-TERM DEBT         10,016,291      (173,176)     173,176      10,016,291
                       -----------------------------------------------------
TOTAL LIABILITIES      11,852,301      (563,197)     563,197      11,852,301

STOCKHOLDERS' EQUITY
 Common stock           7,240,693        (2,142)       2,142       7,240,693
 Additional paid in
  capital                       -   (10,400,016)  10,400,016               -
 Other comprehensive
  income                      (86)      (35,914)      35,914             (86)
 Deficit accumulated
  during development
  stage                (1,399,397)    5,337,144    5,337,144      (1,399,397)
                        ----------------------------------------------------
 TOTAL STOCKHOLDERS'
  EQUITY                5,841,210    (5,100,928)   5,100,928       5,841,210
                        ----------------------------------------------------
TOTAL LIABILITIES AND
 STOCKHOLDERS' EQUITY $17,693,511  $ (5,664,125)  $5,664,125     $17,693,511
                       =====================================================

                      CHINA AOXING PHARMACEUTICAL CO., INC.

                                 MARCH 31, 2006

                         PROFORMA STATEMENT OF OPERATIONS
                                    (U.S. $)
                                                  Central
                                                  American
                                                  Equities       China Aoxing
                                     Proforma     Corp. And      Pharmaceutical
                         Proforma    Adjustments  Subsidiaries   Co., Inc.
                         ------------------------------------------------------
REVENUE                 $       -   $ (1,045,545) $ 1,045,545   $          -

COST OF SERVICE                 -       (305,357)     305,357              -
                         ---------------------------------------------------
GROSS PROFIT                    -       (740,188)     740,188              -

COSTS AND EXPENSES:
 General and admini-
  strative expenses     1,008,471       (752,464)     752,464      1,008,471
 Depreciation                   -       (126,921)     126,921              -
 Research and
  development costs       107,441              -            -        107,441
 Interest expense               -        (21,435)      21,435              -
 Past tax-due penalties         -       (214,059)     214,059              -
                        ----------------------------------------------------
 TOTAL COSTS AND
  EXPENSES              1,115,912     (1,114,879)   1,114,879      1,115,912
                        ----------------------------------------------------
NET INCOME (LOSS)     $(1,115,912)   $   374,691  $  (374,691)  $ (1,115,912)
                        ====================================================

                    CHINA AOXING PHARMACEUTICAL CO., INC.

                                 JUNE 30, 2005

                       PROFORMA STATEMENT OF OPERATIONS
                                   (U.S. $)

                                                  Central
                                                  American
                                                  Equities       China Aoxing
                                     Proforma     Corp. And      Pharmaceutical
                         Proforma    Adjustments  Subsidiaries   Co., Inc.
                         ------------------------------------------------------
REVENUE                 $       -   $ (1,263,257) $ 1,263,257    $        -

COST OF SERVICE                 -       (333,457)     333,457             -
                         --------------------------------------------------
GROSS PROFIT                    -       (929,800)     929,800             -

COSTS AND EXPENSES
 (INCOME):
 General and admini-
  strative expenses       722,574       (812,914)     812,914       722,574
 Depreciation                   -       (171,164)     171,164             -
 Research and development
  costs                    29,464              -            -        29,464
 Interest expense
  (Income)                (12,307)       (61,993)      61,993       (12,307)
                         --------------------------------------------------
 TOTAL COSTS AND EXPENSES 739,731     (1,046,071)   1,046,071       739,731
                         --------------------------------------------------
NET INCOME (LOSS)       $(739,731)    $  116,271   $ (116,271)   $ (739,731)
                         ==================================================